Exhibit 4.4

Vapor Corp. CERTIFICATE NUMBER INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA SHARES PAR VALUE $0.001 COMMON STOCK SPECIMEN CUSIP NO. 922099106 THIS CERTIFIES THAT IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF VAPOR CORP. TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS. DATED: COUNTERSIGNED AND REGISTERED: ISLAND STOCK TRANSFER Transfer Agent By Authorized Signature 100 Second Avenue South, Suite 705S, St. Petersburg, FL, 33701 727.289.0010 VAPOR CORP. Corporate Seal NEVADA VAPOR CORP. KEVIN FRIJA President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. TEN COM (TIC) - as tenants in common UNIF GIFT MIN (TRANS) ACT Custodian TEN ENT - as tenants by the entireties (UGMA) (UTMA) (Cust) (Minor) JT TEN (J/T) - as joint tenants with right of under Uniform Gifts (Transfer) to Minors survivorship and not as tenants Act in common (State) Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises Dated X NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRE - SIGNATURE GUARANTEE spond WITH the name as written upon the face of the (BY BANK, BROKER, CORPORATE OFFICER) CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.